================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        THE MONARCH MACHINE TOOL COMPANY
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                        THE MONARCH MACHINE TOOL COMPANY

                               SIDNEY, OHIO 45365

                                [MONARCH LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 6, 1997

     The Annual Meeting of Shareholders of THE MONARCH MACHINE TOOL COMPANY, an Ohio corporation, will be held at the office of the Company, 615 North Oak Street, Sidney, Ohio, on Tuesday, May 6, 1997, at 1:00 o'clock p.m., Eastern Daylight Savings Time, for the following purposes:

     1. To elect three Directors to serve for a term expiring in 2000; and

     2. To act upon such other matters as may properly come before the meeting.

     The close of business on March 18, 1997, has been fixed by the Board of Directors as the record date for determining shareholders entitled to notice of the meeting and to vote.

By Order of the Board of Directors

                                                        RICHARD E. CLEMENS
                                                       President and Chief
                                                        Executive Officer

April 1, 1997

                                   IMPORTANT
         YOUR PROXY IS ENCLOSED, PLEASE SIGN AND RETURN YOUR PROXY NOW.
THE ENCLOSED RETURN ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        THE MONARCH MACHINE TOOL COMPANY
                              615 NORTH OAK STREET
                               SIDNEY, OHIO 45365

                               ------------------

                                PROXY STATEMENT
                               ------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 1997

SOLICITATION OF PROXY

     The accompanying Proxy is being solicited by the Board of Directors, and the persons named in the Proxy have been selected by it. Solicitation is to be made through the mails; the cost of preparing, assembling, and mailing the form of Proxy and material used in the solicitation is to be paid by the Company. The shares represented by Proxies in the accompanying form that are duly executed and received by the Board of Directors before 1:00 o'clock p.m., on May 6, 1997, will be voted. This Notice and Proxy Statement is being mailed to shareholders on April 1, 1997.

REVOCATION OF PROXY

     A shareholder may revoke a proxy at anytime prior to its exercise by delivering to the Company a later dated Proxy or by giving notice to the Company in writing or in open meeting.

VOTING SECURITIES

     In accordance with the Regulations of the Company, the Board of Directors has designated the close of business on March 18, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. As of that date, an aggregate of 3,776,724 voting shares, comprised of 3,761,967 Common Shares and 14,757 Series A Preferred Shares, were outstanding and entitled to one vote each.

     The holders of voting shares represented, in person or by proxy, at the Annual Meeting constitute a quorum for the election of directors; but for any other purpose, the holders of a majority of the outstanding voting shares of the Company must be represented at the meeting, in person or by proxy.

     Shares represented by proxies received by the Company will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular proposal as well as shares present at the Annual Meeting. Where nominee shareholders are not permitted to vote on a specific issue because they did not receive specific instructions on the specific issue from the beneficial owners of the shares ("Broker Nonvotes"), such Broker Nonvotes will be treated as not present at the meeting for purposes of calculating the results of the vote on the specific issue. Accordingly, abstentions and Broker Nonvotes have the effect of a negative vote on any proposal where the vote required to pass the proposal is a percentage of the outstanding shares, but only abstentions have the effect of a negative vote when the vote required to pass a proposal is a percentage of the shares present at the Annual Meeting.

     Under Ohio General Corporation Law, the nominees for election as Directors receiving the most votes are elected. Ohio law also provides that, if notice in writing is given by any shareholder to the President, a Vice President, or the Secretary of the Company not less than 48 hours before the time fixed for the holding of the meeting that he desires that the voting for the election of Directors be cumulative, and, if an announcement of the giving of the notice is made upon the convening of the meeting, each shareholder shall have the right to cumulate such voting power as he possesses in the election of Directors and to give one candidate as many votes as the number of Directors to be elected multiplied by the number of his votes equals, or to distribute his votes on the same principle among two or more candidates, as he sees fit.

     In the event that Directors are elected by cumulative voting and the cumulated votes represented by Proxies given to the Board of Directors are insufficient to elect all the nominees of the Board, then the Board's proxy agents will vote such proxies cumulatively for the election of as many of the nominees named below as possible, and in such order as the proxy agents may determine. The order in which proxies may be cumulated by the proxy agents will depend on a number of factors, including the number of directors that can be elected based upon the shares voted for the Board's nominees and the manner in which shareholders cumulate their votes in favor of particular candidates.

BOARD OF DIRECTORS

     The Company's Board of Directors is divided into three classes, with two classes comprised of three directors and one class comprised of four directors. One class of directors is elected at each Annual Meeting of Shareholders for a term of three years.

     At the 1997 Annual Meeting, shareholders will elect three directors who will hold office until the Annual Meeting of Shareholders in 2000. The three persons who have been nominated by the Board of Directors are William A. Enouen, David E. Lundeen, and John M. Richardson, all of whom are currently directors of the Company. In case any of these nominees is, for any reason, not a candidate at the Annual Meeting, the Proxy to that extent will be voted for such person or persons as the Board of Directors may recommend. The Board, however, knows of no reason to anticipate that this will occur.

     Richard E. Clemens, President and Chief Executive Officer of the Company, was appointed a director of the Company, effective March 10, 1997, to fill a vacancy in the class of directors whose term of office expires in 1998. There remains a vacancy in the class of directors whose term of office expires in 1998, which the Board of Directors is authorized under the Company's Code of Regulations to fill. The two vacancies in the Board arose in 1996 as a result of the resignation of Robert J. Siewert as a director in May 1996 and the resignation of Robert B. Meeker in June 1996.

     The nominees for election to the class of Directors whose term of office will expire in 2000, and the other Directors whose terms of office continue after the meeting, with information as to each of them, as of March 18, 1997, are as follows:

                                                                              EXPIRATION
                                                                                 OF
                                                                               PRESENT
                                                                  YEAR         TERM OR
                         NAME, AGE,                               FIRST       TERM FOR
         PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,             ELECTED A       WHICH
                  AND OTHER DIRECTORSHIPS                       DIRECTOR      NOMINATED
------------------------------------------------------------    ---------     ---------
WILLIAM A. ENOUEN (age 68), Retired on December 1, 1993 as         1990          2000
  Senior Vice President and Chief Financial Officer, The
  Mead Corporation, Dayton, Ohio, a forest products company;
  Director of Morris Bean & Co. (1) (2) (3) (4) (5)

DAVID E. LUNDEEN (age 68), Acting President and Chief              1970          2000
  Executive Officer of the Company from May 1996 to March
  1997; retired in November 1994 as Vice President of the
  Company and General Manager, Monarch Cortland, a position
  he had held for more than five years. (5)

JOHN M. RICHARDSON (age 76), Retired on December 31, 1982 as       1979          2000
  Senior Vice President, A. O. Smith Corporation,
  diversified manufacturer of automobile and truck frames,
  water heaters, agricultural equipment, and electric
  motors. (2) (3) (4)

JOHN A. BERTRAND (age 58), President of A. O. Smith                1993          1999
  Electrical Products Company, a manufacturer of electric
  motors (a division of A. O. Smith Corporation), for more
  than five years. (1) (2) (4) (5)

WALDEMAR M. GOULET (age 61), Professor of Finance at Wright        1991          1999
  State University for more than five years and former Dean
  of the College of Business and Administration at Wright
  State University. (1)

KENNETH H. HOPKINS (age 68), Chairman of the Board of Field        1993          1999
  Abrasive Incorporated, a manufacturer of abrasive
  specialties, for more than five years. (1)

                                                                              EXPIRATION
                                                                                 OF
                                                                               PRESENT
                                                                  YEAR         TERM OR
                         NAME, AGE,                               FIRST       TERM FOR
         PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE,             ELECTED A       WHICH
                  AND OTHER DIRECTORSHIPS                       DIRECTOR      NOMINATED
------------------------------------------------------------    ---------     ---------
JOHN F. TORLEY (age 85), Chairman and Director of Morris           1966          1999
  Bean & Co.; President from 1985 to 1992 of the Miami
  Valley Research Institute, a promoter of research at local universities in the Dayton, Ohio area, and former
  President and current Director of the related Miami Valley
  Research Foundation; formerly Chairman of the Board and
  Chief Executive Officer, Amcast Industrial Corporation,
  Dayton, Ohio, producer of metal castings; Director of Van
  Dyne Crotty, Inc. (1) (2) (3) (4)

RICHARD E. CLEMENS (age 47), President and Chief Executive         1997          1998
  Officer of the Company since March 10, 1997; Vice
  President and General Manager of the Frick Company, a
  manufacturer of compressors, heat exchangers, and process
  refrigeration equipment (a subsidiary of York
  International) from July 1995 to February 1997; President
  and Chief Executive Officer of Clark Material Handling
  Company, a manufacturer of lift trucks, from March 1994 to
  July 1995; President of the BMY Combat Systems, a division of Harsco Corporation, from 1992 to 1994 and various other management positions with the division from July 1985 to
  1992.

JOSEPH M. RIGOT (age 53), Partner-in-Charge, Thompson Hine &       1994          1998
  Flory LLP, Dayton, Ohio office (attorneys) since May 1993
  and a partner in such firm for more than five years. (5)
  (6)

---------------

(1) Member of the Audit Committee, which met twice during 1996 for the purpose of reviewing with the independent auditors of the Company the scope and thoroughness of the auditors' examination, considering recommendations of the independent auditors, reviewing the adequacy of the Company's systems of internal accounting controls with the independent auditors and management, and recommending to the Board of Directors the selection of independent auditors for the year.

(2) Member of the Executive Committee, which did not meet in 1996. The Executive Committee has responsibility for acting on various matters between meetings of the Board of Directors.

(3) Member of the Compensation Committee, which met once during 1996.

(4) Member of the Nominating Committee, which did not meet in 1996. The Nominating Committee is willing to consider any shareholder recommendations respecting possible candidates for positions on the Board of Directors, and a shareholder desiring to submit a recommendation to the Committee may do so by sending the candidate's resume to the Secretary of the Company.

(5) Member of the Special Committee which was appointed to assist in the selection of, and to consult with, the Company's financial advisor, Lehman Brothers Inc., and to assist in the selection of the Company's new chief executive officer. The Special Committee met eight times in 1996.

(6) The law firm of Thompson Hine & Flory LLP performed legal services for the Company last year and is performing legal services for the Company during the current year.

     During 1996, there were four meetings of the Board of Directors, in addition to meetings of Board committees. No Director attended fewer than 75 percent of the total number of Board meetings and meetings held by the Committees of the Board on which he served. A member of the Board of Directors who is not an officer of the Company is compensated for services as a Director at the annual rate of $10,000 and also receives $800 per meeting for attendance at Board meetings. In addition, a non-officer Director who serves on a Board Committee is compensated for services on the basis of $600 per meeting for attendance at Committee meetings, or $800 per meeting if he is Chairman of the Committee.

OWNERSHIP OF SHARES

     The following table sets forth, as of March 18, 1997 unless otherwise indicated, the number and percent of the Company's Common Shares beneficially owned by each Director or nominee for election as a Director of the Company, by each Named Officer, by each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Shares, and by all of the Company's Directors and executive officers as a group.

                                         NUMBER OF COMMON
       NAME OF INDIVIDUAL OR                  SHARES             PERCENT
               GROUP                   BENEFICIALLY OWNED(1)     OF CLASS
-----------------------------------    ---------------------     --------
John A. Bertrand...................               430               (2)
Richard E. Clemens.................            17,000               (2)
William A. Enouen..................             1,000               (2)
Waldemar M. Goulet.................               500               (2)
Kenneth H. Hopkins.................             1,000               (2)
Robert J. Kindt....................             2,600               (2)
David E. Lundeen...................            12,600               (2)
Paul J. Maloney....................               400               (2)
John M. Richardson.................               100               (2)
Joseph M. Rigot....................             1,500               (2)
Robert A. Skodzinsky...............             1,750               (2)
John F. Torley.....................            10,056               (2)
14 Directors and executive officers
  as a group, including those listed
     above.........................            53,138               1.4%
Dimensional Fund Advisors, Inc.....           242,661(3)(8)         6.5%
Foyston, Gordon & Payne, Inc.......           194,550(4)            5.2%
Franklin Resources, Inc............           351,000(5)(8)         9.3%
Greenway Group.....................           327,600(6)(8)         8.7%
Tweedy, Browne Company L.P., TBK
  Partners, L.P. and Vanderbilt
  Partners, L.P....................           280,024(7)            7.4%

---------------

(1) Shares are treated as "beneficially owned" if a person has or shares voting or dispositive power with respect to the shares or has a right to acquire the shares within 60 days of March 18, 1997. Unless otherwise indicated, total voting power and total dispositive power are exercised by each individual and/or a member of his household. The number of shares included in the table which a listed person or group has a right to acquire within 60 days of March 18, 1997 are: Mr. Kindt -- 2,500; Mr. Maloney -- 400; and Mr. Skodzinsky -- 1,250; and directors and executive officers as a group -- 7,900.

(2) Less than 1%.

(3) Dimensional Fund Advisors Inc. ("Dimensional"), 1299 Ocean Avenue, Santa Monica, CA 90401, a registered investment advisor, is deemed to own beneficially 242,661 Common Shares as of December 31, 1996. Dimensional has sole dispositive power with respect to all of the listed shares and sole voting power with respect to 166,300 shares. These shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all of these shares.

(4) Foyston, Gordon & Payne Inc., a registered investment counsel, is located at 151 Yonge Street, Suite 1208, Toronto, Ontario M5C 2W7.

(5) Franklin Resources, Inc., an investment adviser, located at 777 Mariners Island Blvd, San Mateo, California 94403-7777, has sole voting power and shared dispositive power with respect to the listed shares.

(6) A Schedule 13D was filed with the Securities and Exchange Commission on September 16, 1996 by the following persons or entities in which it was affirmed they were filing as members of a group (where shares are held directly by a member of the Group, it is so indicated in parenthesis):
    Greenway Partners, L.P. (100,500 shares), Greentree Partners, L.P. (42,100 shares), Greenhouse Partners, L.P., Greenhut, L.L.C., Greenbelt Corp. (150,000 shares), Greensea Offshore, L.P. (35,000 shares), Greenhut Overseas, L.L.C., Alfred D. Kingsley, and Gary K. Duberstein (the "Greenway Group"). Messrs. Kingsley and Duberstein have shared voting and shared dispositive power by virtue of various offices they hold with respect to all of the 327,600 shares owned by the Greenway Group. The address of the Greenway Group is 27 Park Avenue, New York, NY 10017.

(7) Tweedy, Browne Company L.P. ("TBC"), TBK Partners, L.P. ("TBK"), and Vanderbilt Partners, L.P. ("Vanderbilt") have an address at 52 Vanderbilt Avenue, New York, NY 10017. TBC is engaged primarily in the business of a securities broker-dealer and investment advisor. TBK and Vanderbilt are private investment partnerships engaged in the business of investing in securities for their own accounts. TBC, TBK, and Vanderbilt may be deemed to own beneficially 259,524, 15,000, and 5,500 Common Shares, respectively, and may also be deemed a group under the Securities Exchange Act of 1934. TBC, TBK, and Vanderbilt make no admission that they are members of a group, and they disclaim beneficial ownership of all of these shares.

(8) Information is based on ownership reports filed by the named entities with the Securities and Exchange Commission, and the information is as of December 31, 1996 as to each entity except for Greenway Group for which information is as of September 16, 1996.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers of the Company and owners of more than 10% of the Company's common shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of common shares. The Company believes, based on information provided to the Company by the persons required to file such reports, that all filing requirements applicable to such persons during the period from January 1, 1996 through December 31, 1996 were met.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Executive Compensation program is administered by the Compensation Committee of the Board of Directors. During 1996, the Committee was comprised of the three independent, nonemployee Directors listed below. The Committee has responsibility for fixing compensation for executives of the Company and considering employee benefit programs generally. The Committee submits the following report:

               "EXECUTIVE COMPENSATION POLICY. The Compensation Committee is committed to a strong, positive link between business, performance, and benefit programs. Our compensation policy is designed to improve shareholder value by: attracting and retaining highly qualified and productive individuals; maintaining externally competitive and internally equitable compensation; basing compensation levels on both Company and individual performance; and encouraging executive stock ownership so that the executive shares the same interests as the shareholder.

               BASE SALARY. The salaries of the executives are reviewed annually. The Committee establishes salary levels based on responsibility, Company performance, individual performance, internal equity, and competitiveness.

               STOCK OPTIONS. To better align the interests of Company management and shareholders, the Company, in 1994, designed and adopted an employee stock option plan to replace the expired 1984 Employee Stock Option Plan. This plan covers all divisions and subsidiaries of the Company. No options were granted to the Named Officers in 1996.

               CEO AND OTHER OFFICER COMPENSATION. David E. Lundeen was appointed Acting President and CEO of the Company in May 1996 to succeed Robert J. Siewert who resigned as President and CEO in May 1996. Mr. Lundeen was paid at an annual rate of $200,000 during his tenure as Acting President and Chief Executive Officer. Richard A. Clemens was elected President and Chief Executive Officer of the Company on March 10, 1997. The salary of the other executive officers named in the Summary Compensation Table was slightly increased in 1996 to better reflect compensation levels in the industry and their increased responsibilities. No incentive compensation was paid to any officer for 1996 services. Throughout 1996, the Board of Directors of the Company did not modify or reject any action or recommendation of the Compensation Committee."

                                                        Compensation Committee

                                                        John M. Richardson
                                                        Joseph M. Rigot
                                                        John F. Torley

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual, long-term compensation and all other compensation paid by the Company for the fiscal years ended December 31, 1996, 1995, and 1994, to the persons who served as chief executive officer in 1996 and the other executive officers of the Company who earned in excess of $100,000 in salary and bonus for the fiscal year ended December 31, 1996 (the "Named Officers").

                                                               LONG TERM
                                                              COMPENSATION
                                                              ------------
                                                               NUMBER OF
                                                                 COMMON
                                                ANNUAL           SHARES
                                             COMPENSATION      UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR        SALARY($)         OPTIONS        COMPENSATION(2)
----------------------------    --------     ------------     ------------     ------------
David E. Lundeen                  1996         $114,793               0               0
  Former Acting President         1995                0               0               0
  and CEO(1)                      1994          129,770           2,000            $908

Robert J. Siewert                 1996         $200,000               0            $950
  Former President and            1995          198,750               0             924
  CEO(1)                          1994          185,000           5,000             924

Robert J. Kindt                   1996         $144,583               0            $434
  President, Stamco/Busch         1995          133,500               0             401
  Subsidiaries & Divisions        1994          124,250           2,000             373

Robert A. Skodzinsky              1996         $124,375               0            $950
  V.P. & General                  1995          119,375               0             924
  Manager                         1994           90,417           1,000               0

Paul J. Maloney                   1996         $110,004               0            $950
  V.P. & General Manager          1995           78,927               0             474
                                  1994           72,039             800             288

---------------

(1) Mr. Lundeen was appointed Acting President and Chief Executive Officer of the Company on May 13, 1996 to replace Mr. Siewert who resigned from such positions on that date. On March 10, 1997, Mr. Clemens was appointed President and Chief Executive Officer of the Company. See "Certain Agreements," below.

(2) The amount represents the Company's contribution for the Named Officers under the Company's Retirement Savings Plan.

FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to unexercised options to purchase the Company's common shares granted under the Company's employee stock option plans to the Named Officers and held by them at December 31, 1996. None of the Named Officers exercised stock options during fiscal 1996.

                                         NUMBER OF SHARES
                                            UNDERLYING               VALUE OF UNEXERCISED IN-
                                        UNEXERCISED OPTIONS              THE-MONEY OPTIONS
                                            AT 12/31/96                   AT 12/31/96(1)
                                   -----------------------------   -----------------------------
              NAME                 EXERCISABLE     UNEXERCISABLE   EXERCISABLE     UNEXERCISABLE
---------------------------------  -----------     -------------   -----------     -------------
David E. Lundeen.................         0                0           $ 0              $ 0
Robert J. Siewert................     7,500            2,500             0                0
Robert J. Kindt..................     2,500            1,000             0                0
Robert A. Skodzinsky.............     1,250              750             0                0
Paul J. Maloney..................       400              400             0                0

---------------

(1) The exercise price of outstanding options exceeded the market value of a common share at December 31, 1996.

RETIREMENT BENEFITS

     The Company provides retirement benefits for its salaried employees. The Company's Pension Plan A provides for benefits based on the average of the aggregate compensation during the five consecutive years of employment in the ten consecutive years of employment preceding retirement that yield the highest average. Compensation covered by the Plan includes salary paid for service rendered while an employee but excludes bonuses.

     The following table sets forth the estimated annual benefits payable at normal retirement (age 65) under the Company's Pension Plan A to an employee, including the Named Officers, with indicated final average base compensation, as defined in the Plan, and periods of service. The benefit amounts are based upon years of benefit service (not in excess of 35) multiplied by 1.25% of the final average base compensation. The amounts shown in the table below have been prepared on the straight life equivalent basis.

                                    ESTIMATED ANNUAL BENEFIT
                            (ASSUMING RETIREMENT ON JANUARY 1, 1997)
 FINAL AVERAGE       -------------------------------------------------------
  ANNUAL BASE          15          20          25          30          35
  COMPENSATION        YEARS       YEARS       YEARS       YEARS       YEARS
----------------     -------     -------     -------     -------     -------
    $125,000         $25,711     $34,281     $42,852     $51,422     $59,992
     150,000          30,853      41,138      51,422      61,706      71,991
     175,000          30,853      41,138      51,422      61,706      71,991
     200,000          30,853      41,138      51,422      61,706      71,991
     225,000          30,853      41,138      51,422      61,706      71,991

     The applicable years of benefit service as of January 1, 1997, for the named Officers are Mr. Siewert--9 years, Mr. Kindt--7 years, Mr. Skodzinsky--3 years, and Mr. Maloney--5 years.

CERTAIN AGREEMENTS

     Under the letter agreement pursuant to which Richard E. Clemens became President and Chief Executive Officer of the Company, effective March 10, 1997, Mr. Clemens was granted options to purchase 75,000 common shares of the Company, with a ten-year term, at an option exercise price of $8.438 per share, which was the fair market value of a share on the date of grant. Such options become exercisable as follows: 25,000 shares if the market price of the common shares is $15 per share or higher for a 10-day period; an additional 25,000 shares if the market price is $18 per share or higher for a 10-day period; and an additional 25,000 shares if the market price is $20 per share or higher for a ten-day period. All such options, to the extent they did not otherwise become exercisable, become exercisable on the earlier of March 1, 2003 or the occurrence of a change of control. In addition, Mr. Clemens was issued 17,000 restricted common shares, 8,500 of which vest on each of March 1, 1998 and 1999 if he is employed by the Company on such dates.

     There is a letter agreement between Mr. Siewert, former President and Chief Executive Officer of the Company, which was entered into in May 1996 in connection with his ceasing to be President and Chief Executive Officer of the Company. The agreement provides that the Company will make to Mr. Siewert 11 monthly payments of $16,670, followed by 13 monthly payments of $6,335. The agreement includes a 24-month non-competition provision and confidentiality provisions and provides that Mr. Siewert, when requested by the Company, will assist the Company in areas of product development and customer relations.

COMMON SHARE PERFORMANCE GRAPH

     The following Common Share Performance Graph compares the five year cumulative return, assuming dividend reinvestment, from investing $100 on December 31, 1991, in each of the Company's Common Shares, the S&P 500 Index of companies, and a peer group of various machine tool companies (the "Peer Group") consisting of the following companies: Cincinnati Milacron, Inc., Gleason Corporation, The Monarch Machine Tool Company, Giddings & Lewis Inc., Hurco Companies Inc., Met-Coil Systems Corporation, and Newcor Inc.

     Measurement Period           Monarch Ma-
    (Fiscal Year Covered)         chine Tool        Peer Group          S&P 500
12/31/91                                    100               100               100
12/31/92                                    118               147               108
12/31/93                                    113               161               118
12/31/94                                    103               133               120
12/31/95                                    131               158               165
12/31/96                                     88               133               203

INDEPENDENT AUDITORS

     Coopers & Lybrand has been appointed as the Company's independent auditors for the fiscal year ending December 31, 1997, pursuant to the recommendation of the Company's Audit Committee. Coopers & Lybrand has served as independent auditors for the Company for more than 50 years.

     A representative of Coopers & Lybrand is expected to be present at the Annual Meeting with an opportunity to make a statement if he desires to do so, and to respond to appropriate questions, with respect to that firm's examination of the Company's financial statements for the fiscal year ended December 31, 1996.

OTHER MATTERS

     The Board of Directors has no knowledge of any other matters to be presented at the meeting. In the event other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their best judgment on the particular matters.

1998 ANNUAL MEETING

     The 1998 Annual Meeting of Shareholders is currently scheduled to be held on May 5, 1998. The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for that meeting is December 4, 1997.

ANNUAL REPORT

     The Annual Report of the Company for the year ended December 31, 1996, was mailed on April 1, 1997, to each shareholder of record on March 18, 1997.

                                                THE MONARCH MACHINE TOOL COMPANY

                                                 RICHARD E. CLEMENS
                                                President and Chief
                                                 Executive Officer

April 1, 1997

                            FORM 10-K ANNUAL REPORT

     Copies of The Monarch Machine Tool Company's 1996 Annual Report on Form 10-K, filed with the Securities and Exchange Commission, are available without charge (other than for exhibits) to shareholders upon written request sent to:

     Attention: Corporate Secretary
     The Monarch Machine Tool Company
     P.O. Box 668
     Sidney, Ohio 45365-0668
====================================================

                                     NOTICE
                                       OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

--------------------------------------------------------------------------------

                                      LOGO
                                      LOGO

--------------------------------------------------------------------------------

                                   IMPORTANT

Each shareholder is requested to date, fill in, sign, and promptly return the enclosed Proxy in the envelope provided.

A shareholder wishing to attend the meeting may withdraw his Proxy if he has previously sent in his Proxy and votes in person.

                                 ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                  MAY 6, 1997
====================================================

                         THE MONARCH MACHINE TOOL COMPANY

                                     P R O X Y

                    ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 1997

                 ROBERT B. RIETHMAN and EARL J. HULL, and each of them, are hereby authorized to represent me at the Annual Meeting of Shareholders of the Company to be held on May 6, 1997, and at any adjournment, and at the meeting to vote my shares on the following:

                 1. Election of Directors.


                    [ ] FOR all nominees of the Board of Directors, namely William A. Enouen, David E. Lundeen and John M. Richardson (except as marked to the contrary below), including authority to cumulate votes selectively among such nominees.

                    [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

                    (INSTRUCTIONS: To withhold authority to vote for any
                                   individual nominee, write that nominee's name on the line provided below.)

                 -----------------------------------------------------------

                 2. Upon any other business that may properly come before the meeting.

                            (Continued, and to be signed, on the reverse side.)


                 (Continued from the reverse side.)

                           THE MONARCH MACHINE TOOL COMPANY

                                       P R O X Y

                 IT IS UNDERSTOOD THAT THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, AND, WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE.

                                          THIS PROXY IS SOLICITED ON BEHALF
                                               OF THE BOARD OF DIRECTORS.

                                          Dated ______________________, 1997

                                          __________________________________

                                          __________________________________

                                          Please sign your name as imprinted
                                          hereon, and, in the case of multiple
                                          or joint ownership, all should sign.


                                   Proxy Card